                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint ELBERT L. THOMAS, JR., JAMES
F. KEEN, CLYDE A. BILLINGS, JR., and TERESA A. FEHRMAN, jointly and each of them severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, by First Tennessee National Corporation ("Corporation") relating to the issuance of an indeterminate number of Plan interests and up to 1,000,000 shares of the Corporation's Common Stock, par value $2.50 per share, pursuant to the First Tennessee National Corporation Savings Plan and Trust, as amended, ("Plan") and, further, to execute and sign any and all pre-effective and post-effective amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                                          Title                             Date
         ---------                                          -----                             ----
Ralph Horn                                         President and Chief Executive       October 30, 1995
----------------------------------------------     Officer and a Director
Ralph Horn                                         (principal executive officer)


Elbert L. Thomas, Jr.                              Senior Vice President and           October 30, 1995
----------------------------------------------     Chief Financial Officer
Elbert L. Thomas, Jr.                              (principal financial officer)


James F. Keen                                      Senior Vice President and           October 30, 1995
----------------------------------------------     Controller (principal
James F. Keen                                      accounting officer)


                                                   Director                            October __, 1995
----------------------------------------------
Jack A. Belz


Robert C. Blattberg                                Director                            October 30, 1995
----------------------------------------------
Robert C. Blattberg


J. R. Hyde, III                                    Director                            October 30, 1995
----------------------------------------------
J. R. Hyde, III


R. Brad Martin                                     Director                            October 30, 1995
----------------------------------------------
R. Brad Martin


Joseph Orgill, III                                 Director                            October 30, 1995
----------------------------------------------
Joseph Orgill, III


Richard E. Ray                                     Director                            October 30, 1995
----------------------------------------------
Richard E. Ray


Vicki G. Roman                                     Director                            October 30, 1995
----------------------------------------------
Vicki G. Roman


Michael D. Rose                                    Director                            October 30, 1995
----------------------------------------------
Michael D. Rose


William B. Sansom                                  Director                            October 30, 1995
----------------------------------------------
William B. Sansom


Gordon P. Street, Jr.                              Director                            October 30, 1995
----------------------------------------------
Gordon P. Street, Jr.


Ronald Terry                                       Director                            October 30, 1995
----------------------------------------------
Ronald Terry